UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 4, 2008
Eden Bioscience Corporation (Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-31499 (Commission File Number)	91-1649604 (IRS Employer Identification No.)

14522 NE North Woodinville Way, Suite 202B Woodinville, Washington (Address of principal executive offices)	98072 (Zip Code)
Registrant's telephone number, including area code: 425-806-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 4, 2008, the Board of Directors (the "Board") of Eden Bioscience Corporation (the "Company") approved a Plan of Complete Dissolution and Liquidation of the Company (the "Plan").  The press release announcing the Board's approval of the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This Current Report on Form 8-K is for informational purposes only.  It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of the Company.  In connection with the proposed Plan, the Company intends to file with the Securities and Exchange Commission ("SEC") a proxy statement and other relevant materials.  THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN.  Shareholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC's web site at http://www.sec.gov.  In addition, the Company will mail a copy of the definitive proxy statement to shareholders of record on the record date when it becomes available.  A free copy of the proxy statement when it becomes available and other documents filed with the SEC by the Company may also be obtained by directing a written request to: Eden Bioscience Corporation, Attn: Secretary, 14522 NE North Woodinville Way, Suite 202B, Woodinville, WA 98072, or accessing the "About Us—Investor Information" section of the Company's website at http://www.edenbio.com.  Shareholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Plan.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's shareholders with respect to the proposed Plan.  Information regarding their direct or indirect interests, by security holdings or otherwise, in the solicitation will be included in the proxy statement filed by the Company with the SEC.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release of Eden Bioscience Corporation, dated December 5, 2008.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN BIOSCIENCE CORPORATION

Dated: December 5, 2008	By:	/s/ Nathaniel T. Brown
Nathaniel T. Brown
Chief Executive Officer, Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Eden Bioscience Corporation, dated December 5, 2008.